UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2025

EXP WORLD HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38493	98-0681092
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2219 Rimland Drive, Suite 301, Bellingham, WA	98226
(Address of principal executive offices)	(Zip Code)

(360) 685-4206
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	EXPI	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On April 25, 2025, eXp World Holdings, Inc. (the “Company”, “us”, “we”, or “our”) held its 2025 annual meeting of stockholders (the “Annual Meeting”). The record date for stockholders entitled to notice of, and to vote at, the Annual Meeting was February 28, 2025 (the “Record Date”). At the close of business on the Record Date, the Company had 152,009,870 shares of common stock eligible to vote, based on 193,167,032 shares of common stock issued as of the Record Date, of which 41,157,162 shares were held as treasury stock. At the Annual Meeting, the Company’s stockholders voted on four proposals, which are described in more detail in the Company’s proxy statement filed with the U.S. Securities and Exchange Commission on March 10, 2025. The final voting results for the four proposals are set forth below.

1.	Election of Directors

Our stockholders elected each of Glenn Sanford, Randall Miles, Dan Cahir, Monica Weakley, Peggie Pelosi, and Fred Reichheld to serve until our 2026 annual meeting of stockholders and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation, or removal. Set forth below are the results of the stockholder vote on this proposal:

Name of Nominee	Number of Votes Cast For	Number of Votes Cast Against	Number of Abstentions	Broker Non-Votes
Glenn Sanford	100,861,420	798,221	14,107	27,883,177
Randall Miles	91,808,904	9,818,641	46,203	27,883,177
Dan Cahir	101,264,991	356,670	52,087	27,883,177
Monica Weakley	100,545,041	1,042,662	86,045	27,883,177
Peggie Pelosi	100,479,434	1,116,480	77,834	27,883,177
Fred Reichheld	100,986,762	602,550	84,436	27,883,177

2.	Ratification of Appointment of Independent Registered Public Accounting Firm

Our stockholders ratified the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025. Set forth below are the results of the stockholder vote on this proposal:

Number of votes cast for the proposal	129,228,844
Number of votes cast against the proposal	263,718
Number of abstentions	64,363

3.	Approval, on an Advisory Basis, of 2024 Named Executive Officer Compensation

Our stockholders approved, on a nonbinding basis, the 2024 compensation of our named executive officers. Set forth below are the results of the stockholder vote on this proposal:

Number of votes cast for the proposal	101,106,124
Number of votes cast against the proposal	480,917
Number of abstentions	86,707
Broker non-votes	27,883,177

4.	Approval, on an Advisory Basis, of Frequency of Say-On-Pay Vote

Our stockholders approved, on a nonbinding basis, a frequency of votes on executive compensation of once every year. Set forth below are the results of the stockholder vote on this proposal:

Number of votes cast for every one year	61,318,820
Number of votes cast for every two years	64,025
Number of votes cast for every three years	40,261,140
Number of abstentions	29,763

Based on these results, and consistent with the Board’s recommendation and Company past practice, the Company will continue to hold an advisory say-on-pay vote annually.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

eXp World Holdings, Inc.
(Registrant)

Date: April 30, 2025	/s/ James Bramble
James Bramble
Chief Legal Counsel